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                                                                   Exhibit 23(a)

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Scripps Howard, Inc. on Form S-8 of our report dated January 22, 1996 appearing in Amendment Number 3 on Form 10 dated October 17, 1996 of Scripps Howard, Inc. for the year ended December 31, 1995.



Deloitte & Touche LLP
Cincinnati, Ohio
October 24, 1996